SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 16, 2002
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Issuer in Respect of SATURNS Trust No. 2002-12)
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of organization)
333-64879 (Commission File No.)
13-4026700 (I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code
212-761-2520

(Former name or former address, if changed since
last report.)

ITEM 5. OTHER EVENTS

This current report on Form 8-K relates to the semi-annual
distribution reported to holders of SATURNS Trust No. 2002-12, which was made on December 16, 2002 .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99.1 Semi-Annual distribution report pursuant to
the Trust Agreement for distribution on
December 16, 2002.

SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused
this report to be signed on its behalf by the undersigned
hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION,
IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF MSDW Structured
Asset Corp., Registrant

By:

/s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

December 24, 2002.

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	12/16/2002
			GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	PAYMENT DATE:	12/16/2002

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2002-12
			PRIOR PAYMENT:	N/A
			NEXT PAYMENT:	06/16/2003
				RECORD DATE:	12/01/2002

ABN AMRO ACCT: 67-9102-20-2
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY (312) 904-9387			RACHEL GAXIOLA (714)238-6726
	ANDY.STREEPEY@ABNAMRO.COM			RACHEL.GAXIOLA@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00212			CLOSING DATE:	10/29/2002
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	12/15/2002
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4	ASSUMED FINAL PAYMENT: DATE:	6/15/2030
	SAT00212_200212_3.ZIP	OTHER RELATED INFORMATION	PAGE 5
		RATING INFORMATION	PAGE 6
		REALIZED LOSS DETAIL	PAGE 7

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: STANDARD & POOR'S RATING SERVICES/MOODY'S INVESTORS SERVICE, INC.

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

12/11/2002 - 18:12 (J391-J392) 2002 LASALLE BANK N.A.					PAGE 1 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

			GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED							STATEMENT DATE:	12/16/2002

			SERIES 2002-12							PAYMENT DATE:	12/16/2002

WAC:		7.723000%								PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	06/16/2003
WAMM:		660
										RECORD DATE:	12/01/2002
			GRANTOR TRUST
			ABN AMRO ACCT: 67-9102-20-2

		ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT		46,840,000.00		46,840,000.00	0.00	0.00	0.00	46,840,000.00	374,069.44	0.00	6.25000000%
80410W204				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	7.986111016	0.000000000	FIXED

B UNIT		46,840,000.00	N	46,840,000.00	0.00	0.00	0.00	46,840,000.00	88,160.69	0.00	1.47300000%
80410WAA3				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	1.882166738	0.000000000	FIXED

	TOTAL	46,840,000.00		46,840,000.00	0.00	0.00	0.00	46,840,000.00	462,230.13	0.00

								TOTAL P&I PAYMENT	462,230.13

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
12/11/2002 - 18:12 (J391-J392) 2002 LASALLE BANK N.A.										PAGE 2 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	STATEMENT DATE:	12/16/2002
PAYMENT DATE:	12/16/2002
SERIES 2002-12	PRIOR PAYMENT:	N/A
NEXT PAYMENT:	06/16/2003
RECORD DATE:	12/01/2002
ABN AMRO ACCT: 67-9102-20-2

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	462,230.13	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
LESS OTHER INTEREST NOT ADVANCED	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	462,230.13
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	0.00	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	0.00	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	462,230.13
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	462,230.13
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
BEGINNING POOL	46,840,000.00	2	REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY SHORTFALLS IN FEES	0.00
NON RECOVERABLE ADVANCES	0.00	UNSCHEDULED PRINCIPAL	0.00	0	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00	DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	REPURCHASES	0.00	0
TOTAL INTEREST DUE TRUST	462,230.13	ENDING POOL	46,840,000.00	2	PPIS DUE CERTIFICATE	0.00
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
PRINCIPAL	INTEREST
TRUSTEE FEE	0.00
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	0.00	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	462,230.13

12/11/2002 - 18:12 (J391-J392) 2002 LASALLE BANK N.A.	PAGE 3 OF 7

ABN AMRO

	LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

						GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED												STATEMENT DATE:	12/16/2002
																		PAYMENT DATE:	12/16/2002
SERIES 2002-12
																		PRIOR PAYMENT:	N/A
																	NEXT PAYMENT:			06/16/2003
																	RECORD DATE:			12/01/2002

ABN AMRO ACCT: 67-9102-20-2
BOND INTEREST RECONCILIATION

								DEDUCTIONS			ADDITIONS
REMAINING
			ACCRUAL		PASS		ACCRUED
DEFERRED &

			PRIOR		INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
					THRU		CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
		CLASS	METHOD DAYS		RATE		INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

		AMOUNT		RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

		A UNIT	30/360	46	6.250000000%		374,069.44	0.00	0.00	0.00	0.00	0.00	0.00	0.00	374,069.44	374,069.44	0.00	0.00	NA	NA
		B UNIT	30/360	46	1.473000000%		88,160.69	0.00	0.00	0.00	0.00	0.00	0.00	0.00	88,160.69	88,160.69	0.00	0.00	NA	NA
							462,230.13	0.00	0.00	0.00	0.00	0.00	0.00	0.00	462,230.13	462,230.13	0.00	0.00

(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 7
12/11/2002 - 18:12 (J391-J392) 2002 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED				STATEMENT DATE:	12/16/2002
	SERIES 2002-12			PAYMENT DATE:		12/16/2002
				PRIOR PAYMENT:		N/A
				NEXT PAYMENT:		06/16/2003
				RECORD DATE:		12/01/2002
ABN AMRO ACCT: 67-9102-20-2
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

		NONE	0.00	0.00%

12/11/2002 - 18:12 (J391-J392) 2002 LASALLE BANK N.A.					PAGE 5 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED						STATEMENT DATE:	12/16/2002
					SERIES 2002-12					PAYMENT DATE:	12/16/2002
										PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	06/16/2003
										RECORD DATE:	12/01/2002
ABN AMRO ACCT: 67-9102-20-2
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			A UNIT	80410W204	NR	AA1	AA
			B UNIT	80410WAA3	NR	AA1	AA

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		12/11/2002 - 18:12 (J391-J392) 2002 LASALLE BANK N.A.								PAGE 6 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	12/16/2002
			GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	PAYMENT DATE:	12/16/2002
			SERIES 2002-12	PRIOR PAYMENT:	N/A
				NEXT PAYMENT:	06/16/2003
				RECORD DATE:	12/01/2002

ABN AMRO ACCT: 67-9102-20-2
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	12/11/2002 - 18:12 (J391-J392) 2002 LASALLE BANK N.A.			PAGE 7 OF 7